UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): October 2, 2020

Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38695	64-0500378
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3320 W  Woodrow Wilson Ave
Jackson, MS 39209-3409
(Address of principal executive offices (zip code))

601-948-6813
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CALM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2020, at the annual meeting, the Company’s stockholders approved the amended and restated 2012 Omnibus Long-Term Incentive Plan (the “Plan”). The long-term incentive plan committee of the Board will generally administer the Plan and has the authority to grant awards under the Plan, including setting the terms of the awards. Awards under the Plan may be granted in any one or a combination of the following forms: qualified and nonqualified stock options, restricted shares, stock units, stock appreciation rights and other awards. The terms of the Plan are generally consistent with the original 2012 Omnibus Long-Term Incentive Plan, but include the following material revisions:

•an increase of the authorized shares under the Plan by 1,000,0000 to 2,000,000;
•imposition of a 10-year maximum term for both options and SARs;
•extension of the term of the Plan from October 5, 2022 to October 2, 2032; and
•elimination of liberal share counting provision.

The Plan is further described under the heading “Proposal No. 2: Approval of our Amended and Restated 2012 Omnibus Long-Term Incentive Plan” in the 2020 Proxy Statement, which description is hereby incorporated. The foregoing description of the Plan is qualified in its entirety by reference to a copy of the Plan filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on October 2, 2020.

Proposal No. 1: Election of Directors. The following persons were nominated and elected to serve as members of the Board of Directors until our next annual meeting of stockholders and until their successors are elected and qualified.

Nominees for the Board of Directors of the Company:

Names	Votes For	Votes Withheld	Non-Votes
Adolphus B. Baker	74,301,830	12,834,423	3,027,630
Max P. Bowman	73,925,464	13,210,789	3,027,630
Letitia C. Hughes	80,640,583	6,495,670	3,027,630
Sherman L. Miller	74,647,653	12,488,600	3,027,630
James E. Poole	78,696,234	8,440,019	3,027,630
Steve W. Sanders	78,866,493	8,269,760	3,027,630

Proposal No. 2: Approval of our Amend and Restated 2012 Omnibus Long-term Incentive Plan. The Company’s stockholders approved the proposal by the following vote:

Votes For	Votes Against	Abstentions	Non-Votes
86,723,731	379,891	32,631	3,027,630

Proposal No. 3: Advisory vote on the compensation of our named executive officers. The Company’s stockholders approved the proposal by the following vote:

Votes For	Votes Against	Abstentions	Non-Votes
86,283,355	733,577	119,321	3,027,630

Proposal No. 4: Ratification of the selection of Frost, PLLC as the independent registered public accounting firm for the Company for fiscal 2021. The Company’s stockholders approved the proposal by the following vote:

Votes For	Votes Against	Abstentions	Non-Votes
89,952,423	174,760	36,700	N/A

No other matters were voted upon at the annual meeting.

Item 9.01.   Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1	Amended and Restated Cal-Maine Foods, Inc. 2012 Omnibus Long-Term Incentive Plan
104	Cover Page Interactive Data File, (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.

Date: October 2, 2020	By:	/s/ Max P. Bowman
Max P. Bowman Director, Vice President, and Chief Financial Officer

SIGNATURE PAGE TO FORM 8-K

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